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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    ________


         Date of Report (Date of Earliest Event Reported): July 1, 2004


                                   IMPATH INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


           0-27750                             13-3459685
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    (Commission File Number)       (I.R.S. Employer Identification No.)


    521 WEST 57TH STREET, NEW YORK, NEW YORK                  10019
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    (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 698-0300
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              (Registrant's Telephone Number, Including Area Code)



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On July 1, 2004, IMPATH Inc. (the "Company") filed a Form 15 with the Securities and Exchange Commission (the "Commission") to deregister the Company's common stock from the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As a result of the recently completed sales of substantially all of the Company's assets, the Company determined that deregistration was in the best interests of all of the Company's stakeholders, due to, among other things, the high costs associated with continued compliance with Exchange Act reporting requirements.

         Effective upon the filing of the Form 15 with the Commission, the Company will no longer file current or periodic reports under the Exchange Act with the Commission. The Company also will no longer be subject to the proxy rules of Section 14(a) of the Exchange Act. The Company was eligible to deregister because it has less than 300 stockholders of record.

         In July 2003, the Company announced an investigation into possible accounting irregularities and subsequently commenced a Chapter 11 proceeding. Since the announcement, the Company has not filed its periodic reports and certain other documents under the Exchange Act. Specifically, the Company has not filed (a) its Quarterly Reports on Form 10-Q for the periods ended June 30, 2003, September 30, 2003 and March 31, 2004, (b) its Annual Report on Form 10-K for the period ended December 31, 2003 or (c) its proxy statement for its 2004 annual meeting of stockholders.

         The Company has, however, continued to disclose material information to its stakeholders (including certain financial information contained in the Company's Monthly Operating Reports filed with the United States Bankruptcy Court for the Southern District of New York), through the filing of Current Reports on Form 8-K, as well as press releases.

         In order to make available material information to the market, including information regarding the status of the Company and its Chapter 11 case, the Company intends to continue to issue periodic press releases in form and content similar to those made by the Company since the commencement of its Chapter 11 case.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 1, 2004




                                         IMPATH INC.


                                         By:    /s/ Adam S. Rappaport
                                              ----------------------------------
                                              Name:   Adam S. Rappaport
                                              Title:  Assistant Secretary